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                                                                    Exhibit 10.4

                                 AMENDMENT NO. 5
                                       to
                         RECEIVABLES PURCHASE AGREEMENT

     THIS AMENDMENT NO. 5 ("Amendment") is entered into as of November 19, 2002 by and among New School, Inc., as Seller ("Seller"), School Specialty, Inc., as Servicer ("SSI"), Falcon Asset Securitization Corporation ("Falcon"), the Financial Institutions party hereto, and Bank One, NA (Main Office Chicago), as agent (the "Agent").

                              PRELIMINARY STATEMENT

     A. Seller, SSI, Falcon, the Financial Institutions and the Agent are parties to that certain Receivables Purchase Agreement dated as of November 22, 2000 and amended by that certain Amendment No. 1 dated as of January 1, 2001, that certain Amendment No. 2 dated as of June 13, 2001, that certain Amendment No. 3 dated as of November 20, 2001 and that certain Amendment No. 4 dated as of May 2, 2002 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

     B. Seller, SSI, Falcon, the Financial Institutions and the Agent have agreed to amend the Purchase Agreement, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Amendment. Effective as of the date hereof, subject to the satisfaction of the condition precedent set forth in Section 2 below, the Purchase Agreement is hereby amended as follows:

     1.1 the definition of "Dilution Ratio" appearing in Exhibit I is hereby deleted in its entirety and replaced with the following therefor:

   "Dilution Ratio" means, for any Collection Period, a percentage equal to (i) the aggregate amount of Dilutions during such Collection Period, divided by
   (ii) the aggregate Receivables generated during the Collection Period which immediately preceded such Collection Period.

     1.2 the definition of "Dilution Reserve" appearing in Exhibit I is hereby deleted in its entirety and replaced with the following therefor:

   "Dilution Reserve" means, on any date, an amount equal to the greater of (A) the product of (i) the greater of (a) 12.0% and (b) the Dilution Reserve Ratio then in effect times (ii) the Net Receivables Balance as of the close of business on the immediately preceding Business Day or (B) $8,000,000.

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     1.3  the definition of "Dilution Trigger Ratio" appearing in Exhibit I is hereby deleted in its entirety and replaced with the following therefor:

   "Dilution Trigger Ratio" means, for any Collection Period, a percentage equal to (i) the aggregate amount of Dilutions during such Collection Period, divided by (ii) the aggregate Outstanding Balance of all Receivables on the first day of such Collection Period.

     1.4 the definition of "Liquidity Termination Date" appearing in Exhibit I is hereby amended to delete the date "November 19, 2002" appearing therein and to replace the date "November 18, 2003" therefor.

     SECTION 2. Condition Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto.

     SECTION 3. Covenants, Representations and Warranties of the Seller and the Servicer.

     3.1 Upon the effectiveness of this Amendment, each of Seller and SSI hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the Purchase Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

     3.2 Each of Seller and SSI hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

     SECTION 4. Reference to and Effect on the Investor Agreement.

     4.1 Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

     4.2 Except as specifically amended hereby, the Purchase Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                                       2

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     4.3  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Falcon, the Financial Institutions or the Agent under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

     SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                                    * * * * *

                                        3

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

                                            NEW SCHOOL, INC., as Seller

                                            By: /s/ Mary M. Kabacinski
                                               ---------------------------
                                                Name: Mary M. Kabacinski
                                                Title: Treasurer


                                            SCHOOL SPECIALTY, INC., as Servicer

                                            By: /s/ Mary M. Kabacinski
                                               --------------------------
                                                Name: Mary M. Kabacinski
                                                Title: Chief Financial Officer


                                            FALCON ASSET SECURITIZATION
                                            CORPORATION

                                            By: /s/ John J. Loy
                                               ----------------------------
                                                Name: John J. Loy
                                                Title:   Authorized Signatory


                                            BANK ONE, NA (MAIN OFFICE CHICAGO),
                                            as a Financial Institution and as
                                            Agent

                                            By: /s/ John J. Loy
                                               ----------------------------
                                                Name: John J. Loy
                                                Title:   Authorized Signatory


                               Signature Page to
                                Amendment No. 5